Exhibit 10.1

2013 Executive Incentive Plan

1.	Target Incentive Payment Amount

•	40% of annual base salary (Sally Washlow)

•	35% of annual base salary (Robert Ben and Gerald Laures)

•	25-30% of annual base salary (other participants)

2.	Criteria

Incentive payment amount tied to a targeted Cobra Electronics Corporation consolidated operating profit (“Operating Profit Target”) calculated in accordance with generally accepted accounting principles without regard to extraordinary or other nonrecurring or unusual items unless the Compensation Committee determines that any such extraordinary, nonrecurring or unusual item shall not be disregarded (“Consolidated Operating Profit”).

3.	Payment Tiers Based on Consolidated Operating Profit

• Less than 73.33% of Operating Profit Target	- 0% of target incentive payment amount

• 73.33% or greater of Operating Profit Target but less than 77.77%	- 50% of target incentive payment amount

• 77.77% or greater of Operating Profit Target but less than 82.22%	- 60% of target incentive payment amount

• 82.22% or greater of Operating Profit Target but less than 86.66%	- 70% of target incentive payment amount

• 86.66% or greater of Operating Profit Target but less than 93.33%	- 80% of target incentive payment amount

• 93.33% or greater of Operating Profit Target but less than 100%	- 90% of target incentive payment amount

• 100% or greater of Operating Profit Target but less than 104.44%	- 100% of target incentive payment amount

• 104.44% or greater of Operating Profit Target but less than 111.11%	- 105% of target incentive payment amount

• 111.11% or greater of Operating Profit Target but less than 133.33%	- 115% of target incentive payment amount (Washlow and Ben) - 110% of target incentive payment amount (Others)

• 133.33% or greater of Operating Profit Target but less than 155.55%	- 120% of target incentive payment amount (Washlow and Ben) - 115% of target incentive payment amount (Others)

• 155.55% or greater of Operating Profit Target but less than 177.77%	- 130% of target incentive payment amount (Washlow) - 125% of target incentive payment amount (Ben) - 118% of target incentive payment amount (Others)

• 177.77% or greater of Operating Profit Target	- 150% of target incentive payment amount (Washlow) - 135% of target incentive payment amount (Ben) - 120% of target incentive payment amount (Others)

4.	Other Terms

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Incentive payments will be processed with the next regularly scheduled payroll after the approval by the Board of Directors of 2013 audited consolidated results, but not later than March 15, 2014, subject to changes approved by the Compensation Committee

•	Consolidated Operating Profit will be calculated based on Cobra Electronics Corporation consolidated results